EXHIBIT (m)(1)(i)

SCHEDULE A

TO THE DISTRIBUTION PLAN

AS OF JUNE 20, 2006

ProFund VP Airlines	ProFund VP Short Dividend Equities

ProFund VP Asia 30	ProFund VP Short Dow 30

ProFund VP Banks	ProFund VP Short Emerging Markets

ProFund VP Basic Materials	ProFund VP Short EqualOTC

ProFund VP Bear	ProFund VP Short Europe 30

ProFund VP Biotechnology	ProFund VP Short Financials

ProFund VP Broad Market	ProFund VP Short Health Care

ProFund VP Bull	ProFund VP Short Industrials

ProFund VP Bull Plus	ProFund VP Short International

ProFund VP Consumer Goods	ProFund VP Short Japan

ProFund VP Consumer Services	ProFund VP Short Mid-Cap

ProFund VP Dividend Equities	ProFund VP Short Oil & Gas

ProFund VP Dow 30	ProFund VP Short Oil Equipment, Services & Distribution

ProFund VP Emerging Markets	ProFund VP Short OTC

ProFund VP EqualOTC	ProFund VP Short Precious Metals

ProFund VP Europe 30	ProFund VP Short Real Estate

ProFund VP Falling U.S. Dollar ProFund	ProFund VP Short Small-Cap

ProFund VP Financials	ProFund VP Short Technology

ProFund VP Health Care	ProFund VP Short Telecommunications

ProFund VP Industrials	ProFund VP Short Transportation

ProFund VP International	ProFund VP Short Utilities

ProFund VP Internet	ProFund VP Small-Cap

ProFund VP Japan	ProFund VP Small-Cap Growth

ProFund VP Large-Cap Growth	ProFund VP Small-Cap Value

ProFund VP Large-Cap Value	ProFund VP Technology

ProFund VP Leisure Goods	ProFund VP Telecommunications

ProFund VP Mid-Cap	ProFund VP Transportation UltraSector

ProFund VP Mid-Cap Growth	ProFund VP U.S. Government 10

ProFund VP Mid-Cap Value	ProFund VP U.S. Government Plus

ProFund VP Mobile Telecommunications	ProFund VP UltraBear

ProFund VP Money Market	ProFund VP UltraBull

ProFund VP Natural Resources	ProFund VP UltraDow 30

ProFund VP Oil & Gas	ProFund VP UltraEurope

ProFund VP Oil Equipment, Services & Distribution	ProFund VP UltraInternational

ProFund VP OTC	ProFund VP UltraLatin America

ProFund VP Pharmaceuticals	ProFund VP UltraMid-Cap

ProFund VP Precious Metals	ProFund VP UltraOTC

ProFund VP Real Estate	ProFund VP UltraShort Dow 30

ProFund VP Rising Rates Opportunity	ProFund VP UltraShort International

ProFund VP Rising U.S. Dollar ProFund	ProFund VP UltraShort Japan

ProFund VP Semiconductor	ProFund VP UltraShort Latin America

ProFund VP Short Asia	ProFund VP UltraShort Mid-Cap

ProFund VP Short Basic Materials	ProFund VP UltraShort OTC

ProFund VP Short Biotechnology	ProFund VP UltraShort Small-Cap

ProFund VP Short Broad Market	ProFund VP UltraSmall-Cap

ProFund VP Short Consumer Goods	ProFund VP Utilities

ProFund VP Short Consumer Services